UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-K
                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 Date of Report August 13, 2001

Cantronics Corporation
(Exact name of Registrant as specified in its charter)


Nevada                                 000-29097                  86-0930437
(State or other jurisdiction     (Commission File Number)       (IRS Employer
of incorporation)                                              Identification)


63A Clipper Street, Coquitlam, BC, Canada                        V3K 6X2
(Address of principal executive offices)                        (Zip Code)

(604) 516-6667
Registrant's telephone number, including area code


ITEM 4.  Changes in Registrant's Certifying Accountant

The Registrant engaged BDO Dunwoody LLP as its independent auditor to audit the consolidated financial statements of Cantronics Corporation for the years ended January 31, 2001 and 2000. On August 10, 2001, and effective as of such date, the Board of Directors of the Registrant dismissed BDO Dunwoody LLP and appointed Davidson & Company.Davidson & Company was not consulted on any matter relating to accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant's financial statements.

The independent auditors' report by BDO Dunwoody LLP on the financial statements for either of the past two fiscal years did not contain an adverse opinion or a disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles. During the conduct of the audits of the two most recent fiscal years of the Registrant, and all subsequent interim periods preceding the engagement of Davidson & Company., there was no disagreement with BDO Dunwoody LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreement if not resolved to the satisfaction of BDO Dunwoody LLP , would have caused the Registrant to make reference to the subject matter of the disagreement in connection with this report. During the two most recent fiscal years and through August 10, 2001, there have been no reportable events (as defined in Regulation S-K Item 304(a)(v)).

The letter from BDO Dunwoody LLP required by Item 304(a)(3) of Regulation S-K, concerning its agreement or disagreement with the disclosures made in this report on Form 8-K is filed as Exhibit 16.2 hereto.

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ITEM 7.  Exhibits

(16.1): Letter from the Registrant to BDO Dunwoody LLP requesting he furnishes the Registrant with a letter addressed to the Securities and Exchange Commission stating whether they agree with the statements made by the Registrant in this Current Report on Form 8-K.

(16.2) Letter from BDO Dunwoody LLP with respect to the statements made by the Registrant in this Current Report on Form 8-K.


                              SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        Cantronics Corporation

DATE:   August 13, 2001                 By:  /s/ James Zahn
                                           ---------------------------
                                             President

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Exhibit 16.1

                             CANTRONICS CORPORATION
                               63A Clipper Street
                          Coquitlam, BC, Canada V3K 6X2


August 10, 2001

BDO Dunwoody LLP
Vancouver, Canada

Dear Sirs:

RE:     Cantronics Corporation

On behalf of Cantronics Corporation ("the Company"), enclosed is a copy of the Company's Form 8-K regarding "Change in Registrant's Certifying Accountant". Please furnish to us your letter addressed to the Securities and Exchange Commission ("SEC"), which indicates that you have read and agree with the disclosure under Item 4 of the Form 8-K, assuming, of course, you agree. Since your letter must be filed with the SEC, your prompt attention is appreciated. In this connection we would greatly appreciate your also forwarding an electronic copy of the letter so that we may make the appropriate EDGAR filing.

If you have any questions, please contact our counsel, Joseph L. Pittera, Esq., at (310)328-3588 or myself at (604)516-6667. In this regard, it would greatly be appreciated if a hard copy of your letter and an electronic version were faxed and emailed to us at (604)516-6618 and anil@cantronic.com and cc copy to
                                              ------------------
james@cantronic.com  .
-------------------

Sincerely,


/s/ James Zahn, President

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                                  Exhibit 16.2



Securities and Exchange Commission
Washington, D.C.  20549

Gentlemen:

We were previously the independent auditors of Cantronics Corporation and on April 7, 2001 we reported on the consolidated financial statements of Cantronics Corporation as of and for the two years ended January 31, 2001 and 2000. On August 10, 2001, we were dismissed as independent auditors of Cantronics Corporation. We have read statements included under Item 4 of its Form 8-K for August 13, 2001, and we agree with such statements.

/s/ BDO Dunwoody LLP

Vancouver, Canada
August 13, 2001





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